UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2012

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.    Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
On August 31, 2012, a notification was made regarding a blackout period with respect to the Cardinal Health 401(k) Savings Plan pursuant to Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974. On September 4, 2012, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR under the Securities Exchange Act of 1934 (the "Exchange Act"), Cardinal Health, Inc. (the "Company") sent a notice (the "Prior Notice") of the blackout period to its directors and executive officers, a copy of which was filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2012. The Prior Notice indicated that the blackout period was required due to the transition to a new plan administrator and would begin at 4:00 pm Eastern Time on October 5, 2012 and end during the week of October 28, 2012 (such period, the “Blackout Period”).
On October 26, 2012, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR under the Exchange Act, the Company sent an updated notice (the "Updated Notice") to its directors and executive officers informing them that because the change in plan administrator and the related data transfers were completed earlier than anticipated, the blackout period ended on October 25, 2012. A copy of the Updated Notice is attached as Exhibit 99.1.
Item 9.01.    Financial Statements and Exhibits.
(d)  Exhibits.

99.1	Notice to Directors and Executive Officers dated October 26, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: October 26, 2012	By:	/s/ Craig S. Morford
Name: Craig S. Morford
Title: Chief Legal and Compliance Officer

EXHIBIT INDEX

99.1	Notice to Directors and Executive Officers dated October 26, 2012